================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 4, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

             TEXAS                                  74-1611874
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

      15835 Park Ten Place Drive                      77084
           Houston, Texas                           (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

================================================================================

ITEM 7.   EXHIBITS


EXHIBIT 99.1CONTRACT STATUS SUMMARY AT JANUARY 4, 2001


ITEM 9.    REGULATION FD DISCLOSURE

On January 2, 2001, Dominion Exploration & Production Inc. awarded the ATWOOD HUNTER a one-well drilling contract in the United States Gulf of Mexico. The ATWOOD HUNTER should complete its current contractual commitments with
British-Borneo Petroleum, Inc./AGIP toward the end of January 2001 and then commence drilling this one well commitment, which is estimated to take approximately 45-days to complete, with a dayrate of $54,000. Upon completion of this additional one-well commitment, the rig will be moved to a shipyard in the United States to commence its upgrade estimated to cost between $40 and $45 million and taking approximately four to five months to complete. This additional drilling commitment should enable the Company to be more efficient in managing the upgrade project around expected equipment delivery dates.

The RICHMOND, which in October 2000 completed its upgrade with a (patent pending) suction pile system to enhance its unique characteristics for shallow water operations in the Gulf of Mexico, currently has commitments to drill one-well for Applied Drilling Technology Inc. and three wells for Texaco Exploration and Production Inc. at dayrates ranging from $29,000 to $32,000. The RICHMOND has a long record as an attractive, highly utilized unit. The rig's current contract commitments should keep it employed through May 2001.

Additional information with respect to the Company's contract status summary at January 4, 2001 is attached hereto as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         ATWOOD OCEANICS, INC.
                                                         (Registrant)



                                                         /s/ James M. Holland
                                                         James M. Holland
                                                         Senior Vice President

                                                         DATE:  January 4, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1                Contract Status Summary at January 4, 2001